SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported): 25-Jun-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Jun-02   a scheduled distribution was made from the Trust
     to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated     25-Jun-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated            25-Jun-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Jun-02

DISTRIBUTION SUMMARY

                         Beginning                Current Perio      Accrued
          Original Current Principa    Principal  Pass-Through      Interest
Class  Face Value           Amount   Distribution         Rate Distributed (1)
A-1  212,500,000   212,500,000     1,909,376      2.14500%     341,859
A-2  150,000,000   150,000,000     456,561        2.17000%     244,125
A-3  40,000,000    40,000,000      121,750        2.18000%     65,400
A-4  30,000,000    30,000,000      91,312         2.16000%     48,600
A-IO 262,743,750   262,743,750     0              6.16000%     1,351,542
M-1  32,250,000    32,250,000      0              2.72000%     65,790
M-2  24,500,000    24,500,000      0              3.34000%     61,373
B-1  20,500,000    20,500,000      0              4.14000%     63,653
B-2  5,250,000     5,250,000       0              4.59000%     18,073
X    515,000,050   515,000,050     0              2.16000%     995,103
R    50            50              50             1.84000%     0
Total515,000,050   515,000,050     2,579,049                   3,255,517


                      Certificate         Ending
     Realized Loss        Interest   Current Prin
         Principal      Shortfall         Amount
Class
  A-1           N/A0               210,590,624
  A-2           N/A0               149,543,439
  A-3           N/A0               39,878,250
  A-4           N/A0               29,908,688
 A-IO           N/A0               261,177,008
  M-1            0 0               32,250,000
  M-2            0 0               24,500,000
  B-1            0 0               20,500,000
  B-2            0 0               5,250,000
    X           N/A0               512,421,001
    R           N/A0               0
Total            0 0               512,421,001

AMOUNTS PER $1,000 UNIT
                                                      Interest        Ending
                              Prin            Int Carry-forward    Curr Prin
ClassCusip            Distribution   Distribution       Amount        Amount
A-1  22540V2E1     8.98529873      1.60875002     0.00000000   991.01470127
A-2  22540V2F8     3.04374007      1.62750000     0.00000000   996.95625993
A-3  22540V2G6     3.04374000      1.63500000     0.00000000   996.95626000
A-4  22540V2H4     3.04374000      1.62000000     0.00000000   996.95626000
A-IO 22540V2J0     0.00000000      5.14395341     0.00000000   994.03699702
M-1  22540V2L5     0.00000000      2.04000000     0.00000000   1000.00000000
M-2  22540V2M3     0.00000000      2.50500000     0.00000000   1000.00000000
B-1  22540V2N1     0.00000000      3.10500000     0.00000000   1000.00000000
B-2  22540V2P6     0.00000000      3.44250095     0.00000000   1000.00000000
X    22540V2Q4     0.00000000      1.93223884     0.00000000   994.99213878
R    22540V2K7     1000.00000000   1.60000000     0.00000000   0.00000000

                                   GROUP 1        GROUP 2      TOTAL
(i)  Principal Distributions:
Beginning Balance (includes Subsequ228,826,890    199,723,389  428,550,280
     Scheduled Principal           140,764        129,460      270,225
     Prepayments (Includes Curtailm1,768,612      540,212      2,308,824
     Net Liquidation Proceeds      0              0            0
     Loan Purchase Prices          0              0            0
     Total Principal Remittance    1,909,376      669,673      2,579,049
     Net Realized Losses           0              0            0
Ending Balance                     226,917,514    199,053,717  425,971,231

(v),(Prefunding Account:
     Beginning Balance             26572925.00    65232505.00  91805430.00
     Subsequent Transfer           2423575.07     2932084.47   5355659.54
     Added to available certificate0.00           0.00         0.00
     Amount on Deposit in Prefundin24149349.93    62300420.53  86449770.46

     Aggregate Ending Collateral Ba251,066,864    261,354,137  512,421,001

(vi) Ending Overcollateralization Amount                                   0

     Interest Distributions:
     Scheduled Interest  - Net of S1,571,775      1,353,742    2,925,517
     Capitalized Interest Account w99,491         256,665      356,156
     Less Relief Act Interest Short0              0            0
     Less Net Prepayment Interest S0              0            0
                                   1,671,266      1,610,408    3,281,673
(xxi)Capitalized Interest Account:
     Beginning Balance                                         1,290,000
     less: Capitalized Interest Requirement                    356,156
     less: Withdrawal of Overfunded Interest Amount & remaining117,349
     Ending Balance                                            816,496

(vii)Servicing Fee 95,345          83,218         178,563
Trustee Fee        572             499            1,071
FSA Premium        10,625          11,000         21,625
Credit Risk Manager3,337           2,913          6,250


(ix) Advances
                   GROUP 1         GROUP 2        TOTAL
Current Aggregate  1,493,704       1,254,171      2,747,875
Outstanding Aggrega1,493,704       1,254,171      2,747,875

(x), Delinquency Information
 (xii), (xv), (xxiii)
     30-59 days delinquent         60-89 days delinquent
     Count         Balance         Count          Balance
Group5             651,800         0              0
Group15            1,901,121       2              307,684
Total20            2,552,920       2              307,684
*The figures do not include foreclosures, bankruptcies, or REO properties.

     90 or more days delinquent
     Count         Balance
Group0             0
Group1             89,699
Total1             89,699
*The figures do not include foreclosures, bankruptcies, or REO properties.

     Outstanding Loans             Foreclosure
     Count         Balance         Count          Balance
Group1,655         226,917,514     0              0
Group1,039         199,053,717     1              146,814
Total2,694         425,971,231     1              146,814


     Bankruptcy                    REO
     Count         Balance         Count          Balance      Market Value
Group0             0               0              0            0
Group0             0               0              0            0
Total0             0               0              0            0


(xiiiNumber of Loans for which Prepayment Premiums1
     Amount of Prepayment Premiums                2,790

(xiv)Current Month Delinquency Rate (60+days)     0.10620%
     Rolling Three Month Delinquency Rate Average 0.10620%

(xvi)Number of Loans Repurchased                  0
     Principal Balance of Loans Repurchased       0

(xviiRealized Losses incurred during the related D0.00
     Cumulative Net Realized Losses since Startup 0.00

(xix)Weighted Average Term to Maturity of Mortgage352
(xxivWeighted Average Gross Coupon of Mortgage Loa8.69185%
     Weighted Average Net Coupon of Mortgage Loans8.17135%

(xx) Insured Payment on Class As                  0.00

(xxv)Senior Enhancement Percentage                16.01942%

(xxviNet Excess Spread                            0.95470%

(xxviDeposit to Basis Risk Reserve Fund           0
     Basis Risk Reserve Fund Balance              5,000


     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA